Convertible Notes	12 Months Ended
Dec. 31, 2023
Convertible Notes [Abstract]
Convertible Notes

6. Convertible Notes

Legacy Convertible Notes

From November to December 2019, the Company issued convertible promissory notes to investors (“2019 Convertible Notes”) and related parties (“2019 Related Party Convertible Notes”). From March to September 2023, the Company issued additional convertible promissory notes issued to investors (“2023 Convertible Notes”) and to related parties (“2023 Related Party Convertible Notes”), collectively referred to as “Legacy Convertible Notes”.

Total proceeds raised from the 2019 Convertible Notes and 2019 Related Party Convertible Notes were $10.8 million and $0.3 million, respectively, which each bore interest at 1.7% per year and had a maturity date of December 31, 2023. Total proceeds raised from the 2023 Convertible Notes and 2023 Related Party Convertible Notes were $6.1 million and $0.1 million, respectively, which each bore interest at 4.6% per year and had maturity dates of three years from their respective issuance dates. The terms of the Legacy Convertible Notes provided for conversion into common stock upon the occurrence of a qualified financing transaction, including upon the Closing of the Business Combination.

Pursuant to their terms, immediately prior to Closing, all of the Legacy Convertible Notes were converted into 5,579,266 shares of Legacy NKGen common stock, which then converted into 2,278,598 shares of the Company’s Common Stock at Closing based on the Exchange Ratio.

Senior Convertible Notes

Prior to the Closing, the Company entered into convertible note subscription agreements (“Securities Purchase Agreement”) with NKMAX for total proceeds of $10.0 million, with a four-year term and an interest rate of 5.0% paid in cash semi-annually or 8.0% paid in kind (“Senior Convertible Notes”), which closed on September 29, 2023. Interest began accruing at Closing and is payable semi-annually in arrears, with interest that is paid in kind (if applicable) increasing the principal amount outstanding on each interest payment date. The Company currently expects to make their interest payments in-kind in lieu of periodic cash payments. The Senior Convertible Notes are convertible at any time, in whole or in part, at NKMAX’s option at a conversion price of $10.00 per share of common stock (subject to anti-dilution adjustments in the event of stock splits and the like). The Senior Convertible Notes have a put option which may be exercised by NKMAX 2.5 years after the issuance of the Senior Convertible Notes. No less than six months after exercise of the put option, the Company will be required to repay all principal and accrued interest of the Senior Convertible Notes. Should the put option remain unexercised, the outstanding principal and accrued interest will be due and payable on September 29, 2027. Additionally, as described in Note 5, Warrants, together with the Securities Purchase Agreement, the SPA Warrants were issued to NKMAX, and accordingly, a relative fair value allocation was applied and discount was recognized on the Senior Convertible Notes as set forth in Note 9, Fair Value of Financial Instruments. There are no financial or non-financial covenants associated with the Senior Convertible Notes. During the year ended December 31, 2023, the Company recorded $0.2 million of interest expense and discount amortization related to the Senior Convertible Notes. As described in Note 8, Related Party Transactions, the Senior Convertible Notes are a related party financial instrument.

The following table presents a reconciliation of the Senior Convertible Notes (in thousands):

Senior Convertible Notes
Balance as of December 31, 2022	$—
Issuance	9,707
Amortization of discount	17
Paid-in-kind interest	206
Balance as of December 31, 2023	$9,930